UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Templeton Global Bond Fund
(Institutional and Initial Class)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
For the twelve month period ended December 31, 2016, the Great-West Templeton Global Bond Fund (Institutional Class shares) returned 3.29%, while its benchmark, the Citigroup World Government Bond Index, returned 1.60%.
The calendar year of 2016 started off with a sharp escalation in global risk aversion, as oil prices dropped below $30 per barrel, and markets appeared to price in worst-case scenarios on fears of a global recession and a potential collapse of growth in China. However, we believed that the fears were unwarranted. In our opinion, markets appeared to overestimate the extent to which lower headline inflation reflected structurally weaker global demand; however, we believed that supply factors were the main driver behind falling energy and commodity prices, not a collapse in demand. Underlying inflation in the U.S. was not adequately priced into bond yields during the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks.
By October, U.S. dollar strength returned as U.S. Treasury yields rose sharply due to growing expectations for a December rate hike. By November, a sharp correction in U.S. Treasury valuations was fully underway, manifesting very quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone and Japan drove significant depreciations of the euro and yen against the U.S. dollar. Overall, for the full period, a number of emerging-market currencies appreciated against the U.S. dollar, notably the Brazilian real, Colombian peso and Indonesian rupiah, while others depreciated against the U.S. dollar, such as the Mexican peso, Malaysian ringgit and South Korean won. The euro depreciated during the period while the Japanese yen appreciated.
During the period, the Fund’s positive absolute performance was primarily attributable to currency positions, followed by interest-rate strategies and sovereign credit exposures. Among currencies, the Fund’s net-negative position in the euro contributed to absolute return, while its net-negative position in the Japanese yen had a largely neutral effect. Currency positions in Latin America contributed to absolute performance (the Brazilian real contributed, while the Mexican peso detracted), while currency positions in Asia ex-Japan had a largely neutral effect (the South Korean won detracted, while the Indonesian rupiah contributed). The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) contributed to absolute performance. On a relative basis, the Fund’s relative outperformance was primarily attributable to currency positions, followed by sovereign credit exposures. Interest-rate strategies detracted from relative return. Among currencies, the Fund’s underweighted position in the euro contributed to absolute return as did its lack of exposure to the British pound, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America contributed to relative performance (the Brazilian real contributed, while the Mexican peso detracted), while overweighted currency positions in Asia ex-Japan had a largely neutral effect (the South Korean won detracted, while the Indonesian rupiah contributed). Select underweighted duration exposures in Europe detracted from relative return as did underweighted duration exposure in Japan. Overweighted duration exposures in Latin America (Brazil) contributed to relative performance.
The core of our strategy remained positioning ourselves to navigate a rising rate environment. Thus, we continued to maintain short portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries and we held select local-currencies and local-bond positions in specific emerging markets. We also held net-negative positions in the euro and the Japanese yen, achieved through currency forward contracts, and continued to selectively invest in credit opportunities.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	3.29%	N/A	-1.47%
Initial Class	2.97%	2.66%	5.40%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Country as of December 31, 2016.
Country	Percentage of Fund Investments
United States	20.14%
Mexico	20.04
South Korea	13.43
Brazil	11.33
Indonesia	8.20
Ukraine	5.16
Philippines	4.87
Argentina	4.56
Malaysia	4.42
Columbia	3.97
Serbia	1.65
Peru	0.94
Portugal	0.84
South Africa	0.45
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$1,041.00	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.82
Initial Class
Actual	$1,000.00	$1,039.90	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
* Expenses are equal to the Fund's annualized expense ratio of 0.95% for the Institutional Class and 1.30% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
FOREIGN GOVERNMENT BONDS AND NOTES
	Argentine Bonos del Tesoro
83,842,000	ARS, 18.20%, 10/03/2021	$ 5,352,034
19,548,000	ARS, 16.00%, 10/17/2023	1,223,290
126,191,000	ARS, 15.50%, 10/17/2026	7,928,688
	Brazil Letras do Tesouro Nacional(c)
22,700 (b)	BRL, 0.00%, 07/01/2019	5,374,077
4,897 (b)	BRL, 0.00%, 07/01/2020	1,035,807
	Brazil Notas do Tesouro Nacional Series B, Index Linked(d)
161 (b)	BRL, 6.00%, 05/15/2019	146,106
1,247 (b)	BRL, 6.00%, 08/15/2022	1,129,941
1,384 (b)	BRL, 6.00%, 05/15/2023	1,254,831
250 (b)	BRL, 6.00%, 08/15/2024	227,571
1,000 (b)	BRL, 6.00%, 05/15/2045	931,397
	Brazil Notas do Tesouro Nacional Series F
2,120 (b)	BRL, 10.00%, 01/01/2019	641,128
24,870 (b)	BRL, 10.00%, 01/01/2021	7,348,532
40,997 (b)	BRL, 10.00%, 01/01/2023	11,835,402
13,355 (b)	BRL, 10.00%, 01/01/2025	3,807,205
8,299 (b)	BRL, 10.00%, 01/01/2027	2,348,954
	Colombia Government International Bond
266,000,000	COP, 7.75%, 04/14/2021	91,927
41,000,000	COP, 4.38%, 03/21/2023	11,897
64,000,000	COP, 9.85%, 06/28/2027	25,076
	Colombian Treasury Bond
572,000,000	COP, 11.25%, 10/24/2018	207,164
327,000,000	COP, 5.00%, 11/21/2018	106,602
454,000,000	COP, 7.00%, 09/11/2019	153,460
1,035,000,000	COP, 11.00%, 07/24/2020	391,679
889,000,000	COP, 7.00%, 05/04/2022	299,734
4,186,000,000	COP, 10.00%, 07/24/2024	1,641,602
8,168,200,000	COP, 7.50%, 08/26/2026	2,791,688
4,621,700,000	COP, 6.00%, 04/28/2028	1,390,235
15,491,100,000	COP, 7.75%, 09/18/2030	5,327,603
	Indonesia Treasury Bond
28,790,000,000	IDR, 7.88%, 04/15/2019	2,154,033
10,000,000,000	IDR, 11.50%, 09/15/2019	808,900
26,549,000,000	IDR, 11.00%, 11/15/2020	2,195,642
515,000,000	IDR, 12.80%, 06/15/2021	45,724
8,357,000,000	IDR, 8.25%, 07/15/2021	635,496
2,198,000,000	IDR, 7.00%, 05/15/2022	158,200
3,887,000,000	IDR, 12.90%, 06/15/2022	351,299
257,000,000	IDR, 10.25%, 07/15/2022	21,204
2,419,000,000	IDR, 5.63%, 05/15/2023	159,762
52,449,000,000	IDR, 8.38%, 03/15/2024	3,980,620
145,011,000,000	IDR, 8.38%, 09/15/2026	11,054,054
2,400,000,000	IDR, 12.00%, 09/15/2026	225,952
10,314,000,000	IDR, 7.00%, 05/15/2027	723,451
212,000,000	IDR, 10.00%, 02/15/2028	17,650
635,000,000	IDR, 6.13%, 05/15/2028	40,174
8,099,000,000	IDR, 9.00%, 03/15/2029	633,610
1,440,000,000	IDR, 10.50%, 08/15/2030	125,629
17,784,000,000	IDR, 8.75%, 05/15/2031	1,376,897
18,670,000,000	IDR, 8.38%, 03/15/2034	1,392,710
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
42,000,000	Inter-American Development Bank MXP, 7.50%, 12/05/2024	$ 2,010,442
	Korea Monetary Stabilization Bond
8,766,100,000	KRW, 1.56%, 10/02/2017	7,258,237
160,700,000	KRW, 1.49%, 02/02/2018	132,908
1,340,000,000	KRW, 1.25%, 08/02/2018	1,103,003
2,770,000,000	KRW, 1.33%, 10/02/2018	2,281,442
	Korea Treasury Bond
6,954,500,000	KRW, 2.00%, 12/10/2017	5,779,095
1,432,000,000	KRW, 1.75%, 12/10/2018	1,188,460
7,511,500,000	KRW, 1.50%, 06/10/2019	6,197,873
192,000,000	KRW, 2.75%, 09/10/2019	163,358
549,000,000	KRW, 1.25%, 12/10/2019	449,707
19,512,700,000	KRW, 2.00%, 03/10/2021	16,270,898
1,246,000,000	KRW, 4.25%, 06/10/2021	1,136,463
976,300,000	KRW, 1.38%, 09/10/2021	792,090
	Malaysia Government Bond
11,830,000	MYR, 3.81%, 02/15/2017	2,637,834
24,650,000	MYR, 3.39%, 03/15/2017	5,494,758
6,650,000	MYR, 4.01%, 09/15/2017	1,488,242
12,290,000	MYR, 3.31%, 10/31/2017	2,743,478
2,860,000	MYR, 4.24%, 02/07/2018	641,571
	Mexican Bonos
1,271,356 (e)	MXP, 6.28%, 05/25/2017	5,982,834
2,839,000 (e)	MXP, 5.00%, 06/15/2017	13,619,596
636,000 (e)	MXP, 7.75%, 12/14/2017	3,105,506
1,616,700 (e)	MXP, 4.75%, 06/14/2018	7,573,170
261,500 (e)	MXP, 8.50%, 12/13/2018	1,298,667
2,320,300 (e)	MXP, 5.00%, 12/11/2019	10,606,225
	Mexican Udibonos, Index Linked(d)
10,480 (f)	MXP, 3.50%, 12/14/2017	286,416
7,210 (f)	MXP, 4.00%, 06/13/2019	201,118
5,670 (f)	MXP, 2.50%, 12/10/2020	152,333
9,220,000	Peru Government Bond PEN, 7.84%, 08/12/2020	2,983,090
	Philippines Government Bond
16,200,000	PHP, 2.88%, 05/22/2017	326,110
9,260,000	PHP, 5.88%, 01/31/2018	193,536
106,499,000	PHP, 2.13%, 05/23/2018	2,117,930
37,900,000	PHP, 5.00%, 08/18/2018	776,997
422,060,000	PHP, 3.88%, 11/22/2019	8,472,528
2,130,000	PHP, 3.38%, 08/20/2020	41,807
2,750,000	Portugal Government International Bond(g)(h) 5.13%, 10/15/2024	2,660,625
	Republic of Serbia(g)
410,000	5.25%, 11/21/2017	419,705
610,000	4.88%, 02/25/2020	619,771
3,780,000	7.25%, 09/28/2021	4,214,700
	Republic of South Africa Government Bond
7,719,000	ZAR, 10.50%, 12/21/2026	619,695
4,990,000	ZAR, 8.00%, 01/31/2030	326,775
1,010,000	ZAR, 7.00%, 02/28/2031	60,089
3,500,000	ZAR, 8.25%, 03/31/2032	229,556
3,120,000	ZAR, 8.88%, 02/28/2035	213,269
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Ukraine Government International Bond(g)
2,278,000	7.75%, 09/01/2020	$ 2,246,245
1,144,000	7.75%, 09/01/2021	1,117,070
2,144,000	7.75%, 09/01/2022	2,075,242
2,144,000	7.75%, 09/01/2023	2,058,240
2,144,000	7.75%, 09/01/2024	2,036,800
2,144,000	7.75%, 09/01/2025	2,013,430
1,920,000	7.75%, 09/01/2026	1,796,160
1,920,000	7.75%, 09/01/2027	1,782,950
4,316,000	0.00%, 05/31/2040(i)	1,298,598
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 65.41% (Cost $239,122,088)		$230,421,279
SHORT TERM INVESTMENTS
Foreign Government Bonds and Notes — 7.33%
	Bank Negara Malaysia Monetary Notes
540,000	MYR, 2.96%, 04/20/2017	119,301
2,560,000	MYR, 3.04%, 06/22/2017	562,516
	Colombian TES Corto Plazo
103,000,000	COP, 5.10%, 03/14/2017	33,955
258,000,000	COP, 5.46%, 06/13/2017	83,869
336,000,000	COP, 5.42%, 09/12/2017	107,804
1,670,000	Malaysia Treasury Bills MYR, 2.90%, 03/10/2017	370,213
	Mexico Cetes
818,840 (e)	MXP, 6.05%, 02/16/2017	391,890
1,903,230 (e)	MXP, 5.85%, 03/02/2017	909,085
2,651,820 (e)	MXP, 6.16%, 03/16/2017	1,263,037
9,085,450 (e)	MXP, 6.04%, 03/30/2017	4,318,488
3,520,930 (e)	MXP, 6.21%, 04/12/2017	1,669,238
311,110 (e)	MXP, 6.26%, 04/27/2017	147,104
3,990,860 (e)	MXP, 6.18%, 05/11/2017	1,882,878
4,006,580 (e)	MXP, 6.42%, 07/06/2017	1,870,880
8,266,840 (e)	MXP, 6.44%, 07/20/2017	3,850,323
3,621,690 (e)	MXP, 6.33%, 09/14/2017	1,671,666
6,545,140 (e)	MXP, 6.35%, 11/09/2017	2,991,681
	Philippines Treasury Bills
46,470,000	PHP, 1.34%, 01/18/2017	934,148
2,200,000	PHP, 1.61%, 02/08/2017	44,177
10,740,000	PHP, 1.70%, 02/15/2017	215,565
10,030,000	PHP, 1.78%, 02/22/2017	201,244
1,020,000	PHP, 2.71%, 03/08/2017	20,414
9,440,000	PHP, 1.90%, 03/15/2017	189,145
2,900,000	PHP, 1.96%, 03/29/2017	58,055
1,830,000	PHP, 1.34%, 04/19/2017	36,661
50,130,000	PHP, 2.31%, 05/03/2017	1,000,512
23,250,000	PHP, 1.69%, 05/17/2017	464,696
16,610,000	PHP, 2.66%, 06/07/2017	330,296
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
3,930,000	PHP, 2.64%, 09/27/2017	$ 77,529
		25,816,370
U.S. Government Agency Bonds and Notes — 17.34%
61,100,000	Federal Home Loan Bank 0.30%, 01/03/2017	61,098,473
Repurchase Agreements — 0.28%
$ 235,413	Undivided interest of 0.24% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $235,413 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(j)	235,413
235,414	Undivided interest of 0.24% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $235,414 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 0.13% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(j)	235,414
235,414	Undivided interest of 0.25% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $235,414 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(j)	235,414
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Repurchase Agreements — (continued)
$235,413	Undivided interest of 0.39% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $235,413 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(j)
		$ 235,413
49,246	Undivided interest of 11.40% in a repurchase agreement (principal amount/value $432,160 with a maturity value of $432,184) with Citigroup Global Markets Inc, 0.51%, dated 12/30/16 to be repurchased at $49,246 on 1/3/17 collateralized by U.S. Treasury securities, 0.13% - 1.75%, 4/15/20 - 1/15/28, with a value of $440,803.(j)	49,246
		990,900
SHORT TERM INVESTMENTS — 24.95% (Cost $90,161,270)		$ 87,905,743
TOTAL INVESTMENTS — 90.36% (Cost $329,283,358)		$318,327,022
OTHER ASSETS & LIABILITIES, NET — 9.64%		$ 33,956,976
TOTAL NET ASSETS — 100.00%		$352,283,998
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Principal amount is stated in 1,000 Brazilian Real Units.
(c)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(d)	Principal amount of the security is adjusted for inflation.
(e)	Principal amount is stated in 100 Mexican Peso Units.
(f)	Principal amount is stated in 100 Unidad de Inversion Units.
(g)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2016, the aggregate cost and fair value of 144A securities was $25,129,163 and $24,339,536, respectively, representing 6.91% of net assets.
(h)	All or a portion of the security is on loan at December 31, 2016.
(i)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2016.
(j)	Collateral received for securities on loan.
At December 31, 2016, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	USD	4,977,412	EUR	4,506,200	January 2017	$228,217
BA	USD	7,398,087	EUR	6,877,867	February 2017	140,813
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	USD	655,457	JPY	70,490,000	April 2017	$48,967
BA	USD	4,564,814	JPY	493,336,325	May 2017	313,054
BB	USD	9,110,631	EUR	8,303,275	January 2017	361,041
BB	USD	5,277,412	EUR	4,732,581	February 2017	284,544
BB	USD	500,199	EUR	468,016	March 2017	6,021
BB	USD	3,958,346	JPY	399,800,000	January 2017	534,991
BB	USD	3,585,253	JPY	391,350,000	February 2017	228,476
BB	USD	3,371,767	JPY	340,613,110	March 2017	446,369
BB	USD	1,880,434	JPY	193,530,000	April 2017	215,458
BB	USD	868,150	JPY	90,170,000	July 2017	87,991
BB	USD	620,597	JPY	61,473,000	August 2017	88,094
CIT	CLP	57,199,000	USD	83,650	February 2017	1,305
CIT	INR	4,940,000	USD	72,339	March 2017	(234)
CIT	MXP	129,826,950	USD	6,720,343	June 2017	(613,025)
CIT	MYR	18,576,000	USD	4,138,115	February 2017	(4,080)
CIT	USD	6,953,957	AUD	9,224,800	March 2017	308,954
CIT	USD	6,340,088	EUR	5,779,814	January 2017	247,161
CIT	USD	5,293,292	EUR	4,790,945	February 2017	239,460
CIT	USD	30,256	EUR	28,380	March 2017	274
CIT	USD	122,203	JPY	14,230,000	January 2017	322
CIT	USD	3,185,556	JPY	346,948,000	February 2017	210,156
CIT	USD	1,400,218	JPY	141,415,000	March 2017	185,172
CIT	USD	115,601	JPY	12,300,000	April 2017	9,801
CIT	USD	2,939,890	JPY	317,138,600	May 2017	207,044
CIT	USD	3,057,868	JPY	317,844,000	June 2017	315,031
CIT	USD	1,240,494	JPY	129,520,000	July 2017	120,270
CIT	USD	1,863,781	JPY	192,916,958	November 2017	184,318
CIT	USD	2,164,216	JPY	242,350,000	December 2017	50,915
CIT	USD	1,272,536	KRW	1,394,000,000	March 2017	124,235
CIT	USD	2,685,687	KRW	3,083,000,000	May 2017	144,998
CIT	USD	902,814	KRW	1,046,000,000	June 2017	40,577
DB	CLP	1,459,376,000	USD	2,174,436	January 2017	(1,822)
DB	CLP	1,255,169,500	USD	1,867,396	February 2017	(2,125)
DB	CLP	281,093,500	USD	418,459	March 2017	(1,243)
DB	INR	94,486,000	USD	1,396,585	January 2017	(9,173)
DB	INR	48,853,500	USD	722,348	February 2017	(6,488)
DB	INR	18,408,000	USD	269,320	March 2017	(533)
DB	USD	23,907,059	EUR	21,774,929	January 2017	953,518
DB	USD	13,994,514	EUR	12,694,822	February 2017	604,348
DB	USD	492,698	EUR	464,700	March 2017	1,827
DB	USD	1,310,599	JPY	141,485,000	January 2017	98,791
DB	USD	222,614	JPY	25,220,000	February 2017	6,307
DB	USD	1,241,502	JPY	134,000,000	March 2017	90,674
DB	USD	1,286,380	JPY	132,200,000	April 2017	149,236
DB	USD	5,183,931	JPY	537,430,000	June 2017	544,817
DB	USD	722,335	JPY	74,988,441	July 2017	73,528
DB	USD	1,619,082	JPY	159,757,000	August 2017	235,021
DB	USD	652,003	JPY	69,943,000	November 2017	42,842
DB	USD	1,907,731	KRW	2,240,000,000	May 2017	61,650
DB	USD	1,922,220	KRW	2,244,000,000	June 2017	72,368
GS	CLP	47,000,000	USD	69,618	January 2017	405
GS	USD	1,827,535	EUR	1,652,816	January 2017	85,949
GS	USD	1,354,120	EUR	1,206,000	February 2017	81,882
GS	USD	1,170,816	JPY	137,159,000	January 2017	(4,143)
GS	USD	1,505,456	JPY	168,946,270	February 2017	56,432
GS	USD	702,186	JPY	72,750,000	May 2017	75,382
GS	USD	2,988,457	KRW	3,495,000,000	March 2017	109,517
HSB	INR	800,667,000	USD	11,840,448	January 2017	(67,588)
HSB	INR	107,921,500	USD	1,608,554	February 2017	(27,707)
HSB	MYR	90,568,000	USD	22,127,535	March 2017	(2,017,763)
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
HSB	MYR	14,200,000	USD	3,410,183	April 2017	$(265,996)
HSB	USD	5,333,762	EUR	4,876,318	January 2017	198,040
HSB	USD	1,791,586	EUR	1,623,934	February 2017	78,537
HSB	USD	1,285,978	JPY	144,999,132	January 2017	43,370
HSB	USD	2,027,748	JPY	226,231,000	February 2017	86,941
HSB	USD	414,960	JPY	46,600,000	March 2017	14,959
HSB	USD	2,575,187	JPY	264,800,000	April 2017	297,692
HSB	USD	1,771,680	JPY	189,568,700	May 2017	138,064
HSB	USD	5,528,320	JPY	628,450,000	June 2017	105,590
HSB	USD	3,669,982	JPY	378,944,000	July 2017	391,325
HSB	USD	1,411,897	JPY	139,213,000	August 2017	205,860
HSB	USD	1,024,210	JPY	103,138,000	September 2017	130,178
HSB	USD	8,926,317	KRW	9,854,000,000	March 2017	809,081
HSB	USD	10,670,246	KRW	12,146,000,000	April 2017	662,964
HSB	USD	11,674,666	KRW	13,471,000,000	May 2017	573,972
HSB	USD	2,857,510	KRW	3,339,000,000	June 2017	105,427
JPM	CLP	213,810,000	USD	318,329	January 2017	400
JPM	CLP	289,611,000	USD	428,759	February 2017	1,643
JPM	IDR	23,720,000,000	AUD	2,320,939	February 2017	24,839
JPM	IDR	19,419,555,300	USD	1,393,081	March 2017	23,527
JPM	IDR	55,542,800,000	USD	3,986,421	April 2017	33,181
JPM	IDR	47,000,000,000	USD	3,340,441	May 2017	55,304
JPM	INR	45,583,000	USD	673,768	January 2017	(4,433)
JPM	INR	49,364,000	USD	719,689	February 2017	2,918
JPM	MYR	29,123,000	USD	7,199,753	March 2017	(739,523)
JPM	PHP	13,820,000	USD	283,743	March 2017	(8,318)
JPM	PHP	24,480,000	USD	520,076	June 2017	(35,035)
JPM	USD	3,051,192	AUD	4,061,000	February 2017	124,149
JPM	USD	19,392,642	AUD	26,284,000	March 2017	460,151
JPM	USD	15,384,843	EUR	13,947,100	January 2017	692,448
JPM	USD	5,179,882	EUR	4,791,961	February 2017	124,203
JPM	USD	1,163,467	EUR	1,089,047	March 2017	12,911
JPM	USD	5,409,797	JPY	589,745,000	January 2017	358,347
JPM	USD	6,313,584	JPY	701,400,000	February 2017	298,672
JPM	USD	1,009,819	JPY	112,634,000	March 2017	42,976
JPM	USD	13,172,284	JPY	1,408,700,600	April 2017	1,049,607
JPM	USD	583,292	JPY	62,827,000	May 2017	41,788
JPM	USD	625,099	JPY	65,200,000	June 2017	62,420
JPM	USD	1,544,664	JPY	158,050,000	July 2017	178,564
JPM	USD	2,862,197	JPY	282,519,000	August 2017	414,094
JPM	USD	1,314,646	JPY	133,075,000	October 2017	158,478
JPM	USD	364,116	JPY	37,286,000	November 2017	39,510
JPM	USD	1,370,224	JPY	154,590,000	December 2017	22,115
MS	CLP	718,695,000	USD	1,084,856	January 2017	(13,770)
MS	CLP	1,218,220,000	USD	1,837,911	February 2017	(26,761)
MS	USD	537,414	EUR	479,000	January 2017	32,905
MS	USD	1,097,659	EUR	1,029,500	February 2017	11,256
MS	USD	1,200,193	EUR	1,125,500	March 2017	11,123
MS	USD	376,716	JPY	38,040,000	March 2017	49,874
MS	USD	265,087	JPY	28,500,000	May 2017	19,522
SAH	USD	2,964,403	EUR	2,733,692	February 2017	79,564
SAH	USD	936,915	JPY	102,550,000	January 2017	58,512
SAH	USD	1,800,540	JPY	207,930,000	February 2017	17,703
SAH	USD	879,398	JPY	92,181,500	May 2017	85,158
SAH	USD	540,493	JPY	58,884,000	November 2017	27,470
UBS	USD	1,580,638	EUR	1,466,990	February 2017	32,668
					Net Appreciation	$13,358,763
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
At December 31, 2016, the Fund held the following outstanding centrally cleared interest rate swaps:
Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Value	Expiration Date	Net Unrealized Appreciation/ (Depreciation)
Receive	0.93%	3-month USD BBA LIBOR	$19,310,000	October 17, 2017	$ 29,135
Receive	2.79%	3-month USD BBA LIBOR	8,350,000	March 31, 2024	(353,665)
Receive	2.73%	3-month USD BBA LIBOR	3,630,000	July 07, 2024	(139,694)
Receive	1.91%	3-month USD BBA LIBOR	8,650,000	January 22, 2025	192,416
Receive	1.97%	3-month USD BBA LIBOR	10,820,000	January 23, 2025	196,423
Receive	1.97%	3-month USD BBA LIBOR	6,380,000	January 27, 2025	114,593
Receive	1.94%	3-month USD BBA LIBOR	1,600,000	January 29, 2025	33,011
Receive	1.94%	3-month USD BBA LIBOR	1,350,000	January 30, 2025	27,454
Receive	1.82%	3-month USD BBA LIBOR	2,130,000	February 03, 2025	63,402
Receive	1.99%	3-month USD BBA LIBOR	3,050,000	March 27, 2025	55,279
Receive	1.98%	3-month USD BBA LIBOR	3,050,000	March 27, 2025	56,964
Receive	3.49%	3-month USD BBA LIBOR	3,970,000	March 31, 2044	(722,639)
Receive	2.38%	3-month USD BBA LIBOR	10,200,000	November 18, 2046	408,820
				Net Depreciation	$ (38,501)
Counterparty Abbreviations:
BA	Bank of America Corp
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
DB	Deutsche Bank
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley
SAH	Standard Chartered Bank
UBS	UBS AG
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXP	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
USD	U.S. Dollar
ZAR	South African Rand
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2016
Summary of Investments by Country as of December 31, 2016.
Country	Fair Value	Percentage of Fund Investments
United States	$ 64,099,815	20.14%
Mexico	63,792,137	20.04
South Korea	42,753,533	13.43
Brazil	36,080,952	11.33
Indonesia	26,101,007	8.20
Ukraine	16,424,736	5.16
Philippines	15,513,245	4.87
Argentina	14,504,012	4.56
Malaysia	14,057,913	4.42
Columbia	12,652,397	3.97
Serbia	5,254,176	1.65
Peru	2,983,090	0.94
Portugal	2,660,625	0.84
South Africa	1,449,384	0.45
Total	$318,327,022	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West Templeton Global Bond Fund
ASSETS:
Investments in securities, fair value (including $978,177 of securities on loan)(a)	$317,336,122
Repurchase agreements, fair value(b)	990,900
Cash	14,555,592
Cash denominated in foreign currencies, fair value(c)	102,050
Subscriptions receivable	525,306
Receivable for investments sold	19,853
Variation margin on centrally cleared interest rate swaps	3,942,533
Unrealized appreciation on forward foreign currency contracts	17,272,996
Dividends and interest receivable	3,590,430
Total Assets	358,335,782
LIABILITIES:
Payable to investment adviser	283,684
Payable for administrative services fees	16,275
Payable upon return of securities loaned	990,900
Redemptions payable	619,998
Payable for investments purchased	226,694
Unrealized depreciation on forward foreign currency contracts	3,914,233
Total Liabilities	6,051,784
NET ASSETS	$352,283,998
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,904,791
Paid-in capital in excess of par	353,817,007
Net unrealized appreciation	2,364,798
Overdistributed net investment income	(26,722,815)
Accumulated net realized gain	18,920,217
NET ASSETS	$352,283,998
NET ASSETS BY CLASS
Initial Class	$54,084,562
Institutional Class	$298,199,436
CAPITAL STOCK:
Authorized
Initial Class	70,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	6,485,734
Institutional Class	32,562,174
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$8.34
Institutional Class	$9.16
(a) Cost of investments	$328,292,458
(b) Cost of repurchase agreements	$990,900
(c) Cost of cash denominated in foreign currencies	$101,178
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West Templeton Global Bond Fund
INVESTMENT INCOME:
Interest	$13,400,999
Income from securities lending	1,158
Foreign withholding tax	(421,737)
Total Income	12,980,420
EXPENSES:
Management fees	3,419,919
Administrative services fees – Initial Class	212,925
Total Expenses	3,632,844
NET INVESTMENT INCOME	9,347,576
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(19,872,002)
Net realized loss on forward foreign currency contracts	(8,643,324)
Net Realized Loss	(28,515,326)
Net change in unrealized appreciation on investments and foreign currency translations	20,088,677
Net change in unrealized appreciation on interest rate swaps	736,484
Net change in unrealized appreciation on forward foreign currency contracts	9,837,586
Net Change in Unrealized Appreciation	30,662,747
Net Realized and Unrealized Gain	2,147,421
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,494,997
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Templeton Global Bond Fund	2016	2015
OPERATIONS:
Net investment income	$9,347,576	$10,932,758
Net realized gain (loss)	(28,515,326)	8,836,652
Net change in unrealized appreciation (depreciation)	30,662,747	(34,563,656)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,494,997	(14,794,246)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Initial Class	(481,872)	(1,985,496)
Institutional Class	(2,419,279)	(7,667,783)
From return of capital	(2,901,151)	(9,653,279)
From net investment income
Initial Class	(388,352)	(1,152,763)
Institutional Class	(1,608,302)	(2,753,637)
From net investment income	(1,996,654)	(3,906,400)
From net realized gains
Initial Class	-	(956,318)
Institutional Class	-	(3,702,341)
From net realized gains	0	(4,658,659)
Total Distributions	(4,897,805)	(18,218,338)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	17,498,458	51,196,400
Institutional Class	75,643,898	392,854,952
Shares issued in reinvestment of distributions
Initial Class	870,224	4,094,577
Institutional Class	4,027,581	14,123,761
Shares redeemed
Initial Class	(35,831,434)	(365,108,169)
Institutional Class	(88,016,010)	(76,889,802)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(25,807,283)	20,271,719
Total Decrease in Net Assets	(19,210,091)	(12,740,865)
NET ASSETS:
Beginning of year	371,494,089	384,234,954
End of year(a)	$352,283,998	$371,494,089
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	2,174,318	5,733,133
Institutional Class	8,595,130	40,234,691
Shares issued in reinvestment of distributions
Initial Class	111,140	481,357
Institutional Class	468,868	1,524,716
Shares redeemed
Initial Class	(4,460,885)	(40,083,956)
Institutional Class	(9,950,347)	(8,310,884)
Net Decrease	(3,061,776)	(420,943)
(a)Including overdistributed net investment income:	$(26,722,815)	$(10,135,877)
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$ 8.21	0.19	0.12	0.31	(0.07)	(0.11)	-	(0.18)	$8.34	2.97%
12/31/2015	$ 9.03	0.14	(0.27)	(0.13)	(0.23)	(0.35)	(0.11)	(0.69)	$8.21	(4.19%)
12/31/2014	$ 9.58	0.18	(0.17)	0.01	-	(0.44)	(0.12)	(0.56)	$9.03	0.15%
12/31/2013	$ 9.75	0.14	(0.09)	0.05	-	(0.15)	(0.07)	(0.22)	$9.58	0.55%
12/31/2012	$ 9.04	0.23	1.08	1.31	-	(0.51)	(0.09)	(0.60)	$9.75	14.76%
Institutional Class
12/31/2016	$ 8.98	0.24	0.13	0.37	(0.07)	(0.12)	-	(0.19)	$9.16	3.29%
12/31/2015 (c)	$10.00	0.27	(0.59)	(0.32)	(0.23)	(0.36)	(0.11)	(0.70)	$8.98	(5.54%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2016	$ 54,085	1.30%	1.30%	N/A	2.32%	50%
12/31/2015	$ 71,085	1.30%	1.30%	N/A	1.55%	49%
12/31/2014	$384,235	1.30%	1.30%	N/A	1.89%	28%
12/31/2013	$349,313	1.30%	1.30%	1.45%	1.45%	34%
12/31/2012	$279,326	1.30%	1.30%	2.44%	2.44%	32%
Institutional Class
12/31/2016	$298,199	0.95%	0.95%	N/A	2.66%	50%
12/31/2015 (c)	$300,409	0.95% (f)	0.95% (f)	N/A	4.26% (f)	49%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Templeton Global Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Annual Report - December 31, 2016

For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Foreign Government Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, 100% of the Fund’s investments are valued using Level 2 inputs. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received

Annual Report - December 31, 2016

or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Ordinary income	$-	$4,716,556
Long-term capital gain	1,996,654	3,848,503
Return of capital	2,901,151	9,653,279
	$4,897,805	$18,218,338
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain
$(8,407,575)	$(21,036,709)	$29,444,284

Annual Report - December 31, 2016

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Net unrealized depreciation on foreign currency	(13,574,110)
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	8,136,310
Tax composition of capital	$(5,437,800)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$310,190,712
Gross unrealized appreciation on investments	29,544,134
Gross unrealized depreciation on investments	(21,407,824)
Net unrealized appreciation on investments	$8,136,310
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts and interest rate swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report - December 31, 2016

The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in international exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional value of $364,378,190 in forward contracts for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as expense or income on a net basis.
The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional value of $73,859,231 in interest rate swaps for the reporting period.

Annual Report - December 31, 2016

Valuation of derivative investments as of December 31, 2016 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (swaps)			Net unrealized depreciation	$ (38,501)(a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$17,272,996	Unrealized depreciation on forward foreign currency contracts	$3,914,233
(a)Includes cumulative depreciation of interest rate swaps as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2016 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Interest rate contracts (swaps)			Net change in unrealized appreciation on interest rate swaps	$ 736,484
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(8,643,324)	Net change in unrealized appreciation on forward foreign currency contracts	$9,837,586
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2016.
		Gross Amounts Not Offset on the Statement of Assets and Liabilities
Investments:	Gross Amount of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received(b)	Cash Collateral Received (Pledged)(b)	Net Amount
Derivative Assets (forward contracts)	$17,272,996	$(3,914,233)	$—	$—	$13,358,763
Derivative Liabilities (forward contracts)	$ 3,914,233	$(3,914,233)	$—	$—	$ —
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral received (pledged) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.95% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses except for administrative services expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Franklin Advisers, Inc. The Fund is not responsible for payment of the sub-advisory fees.

Annual Report - December 31, 2016

Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $130,139,498 and $114,411,940, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $978,177 and received collateral as reported on the Statement of Assets and Liabilities of $990,900 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2016, 100% of the cash collateral liability under the securities lending agreement was against loans of Foreign Government Bonds and Notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement which will change the Fund’s expense structure. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the new advisory agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of the Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the new advisory agreement effective May 1, 2017 for the Fund. The reduced management fee will be contractual and any subsequent plans to increase the fee would require

Annual Report - December 31, 2016

shareholder approval. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Templeton Global Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Templeton Global Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017